Schedule 14a

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

      Filed by the registrant |X|
      Filed by a party other than the registrant |_|

      Check the appropriate box:
       |_|  Preliminary proxy statement.         |_|  Confidential, for use of
                                                      the Commission
                                                      only (as permitted by Rule
                                                      14a-6(e)(2)).

       |_|  Definitive proxy statement.
       |_|  Definitive additional materials.
       |X|  Soliciting material under Rule 14a-12.

                               CYLINK CORPORATION
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

      |X|   No fee required.

      |_| Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      (5)   Total fee paid:

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      |_|   Fee paid previously with preliminary materials.

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      |_|   Check box if any part of the fee is offset as  provided  by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
            registration statement number, or the form or schedule and the date of its filing.
      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                               SAFENET@CYLINK.COM

                               STOCK OPTIONS FAQ I

                                December 16, 2002

The following answers to frequently asked questions from employees are meant for information purposes only. The answers are summaries of the applicable agreements discussed, which agreements shall govern in the event of any inconsistency with the information below. All information disclosed is for internal use only, and therefore, confidential. All information listed below is current for both companies and is subject to review and change.

================================================================================
Can you explain how our stock options will be converted to SafeNet options?
================================================================================
If you are employed by Cylink within 30 days prior to the acquisition, all of your stock options that are vested, outstanding and "in-the-money" will be converted into SafeNet stock options. To calculate how many stock options for SafeNet stock you will receive simply multiply the number of your vested, outstanding. "in-the-money" Cylink stock options by .05. To calculate the new exercise price for the SafeNet shares, you multiply your original grant price by
20. The same terms and conditions that applied to your Cylink stock options will continue to apply to your SafeNet stock options.
================================================================================

================================================================================
What do you mean by "in-the-money"?
================================================================================
"In-the-money" Cylink options are determined by their exercise price after their conversion to SafeNet options. First, multiply the strike price of your existing Cylink option by 20. Then compare this converted strike price with SafeNet's average closing market price from the tenth through the fifth business day prior to the Cylink shareholders' meeting. If the new strike price is equal to or less than that average closing market price of SafeNet stock, then the options are "in-the-money" and will be converted to options to purchase SafeNet stock assuming the other conditions above are met.

As further protection of Cylink option holders, all options having an exercise price of $0.625 cents per share, or less, will also be considered "in-the-money" even if value of SafeNet's stock is less than $12.50.
================================================================================

================================================================================
Didn't we have some options that accelerated upon a change in control?
================================================================================
Yes. The stock options that were issued to employees (other than officers) on August 24, 2001, with a 24-month vesting schedule accelerate the vesting by six months in the event of a change of control. This clause will cover all employees who received this grant and are in active status on the day immediately prior to the acquisition closing. The acceleration clause will be honored and will be used in calculating your number of vested options at the time of closing of the acquisition. Acceleration of options issued to officers depends on the terms of their employment agreements.
================================================================================

================================================================================
Does the acquisition agreement provide that individuals who will remain with the SafeNet after the deal closes will have all of their stock options, that are above water, fully vest and convert to SafeNet options.
================================================================================
Employees who are offered and accept employment with SafeNet after the merger, and who execute an At-Will Employment Offer, Non-disclosure, and Insider Trading Agreement satisfactory to SafeNet, will become one hundred percent (100%) vested in all of their "in-the-money" outstanding options.
================================================================================

================================================================================
Does this mean that any Cylink employee that remains employed past the close date, or only those that have continued ongoing (indefinite) employment with SafeNet? What about those employees who are asked to stay on for a period of time through transition? Will their options also fully vest, even though there will be plans for their termination later in 2003?
================================================================================
Unless the option agreement itself provides for acceleration, all unvested and not "in-the-money" options owned by Employees who are not offered employment with SafeNet after the Close, or do not accept such an offer even if they receive one from SafeNet, will be cancelled.
================================================================================

================================================================================
Does this mean that by the time the deal closes all individuals who will be terminated due to the restructuring/consolidation will be identified by the integration teams? If identified, will they also be notified by that time?
================================================================================
It is presently intended that all individuals that will be asked to transition and stay on as SafeNet employees will be identified by Day One.
================================================================================


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

================================================================================
Will employees staying on at SafeNet receive new grants with an offer letter or does it just mean we will be eligible for on-going future grants?
================================================================================
SafeNet currently has plans in place to offer on-going option awards based on performance to all full time, regular employees. However, any such grants are the discretion of the Compensation Committee of the Board, which administers SafeNet's stock option plans.
================================================================================

================================================================================
Does SafeNet have a stock option program? How does it compare to Cylink's plan?
================================================================================
Yes, SafeNet does have a stock option program for its employees. Options are subject to the provisions of the applicable plan and the grant agreement signed by the employee. Options granted to date have typically vested over a 4-year period at 25% per year. However, the terms and conditions of options are determined by the Compensation Committee of the Board.
================================================================================

================================================================================
Does SafeNet have a 'green-up' stock option program?
================================================================================
No, SafeNet does not have a "green-up" option program. Currently SafeNet stock options are not "refreshed" or new options automatically offered to employees as a part of annual reviews. At the same time SafeNet does not repopulate or add additional options to the pool of options each year automatically. There have been times when additional options were granted to employees as a Board of Directors action. But this is completely at the discretion of the Board of Directors - there is no specific program currently in place.
================================================================================

================================================================================
Does SafeNet have an online option management service similar to Options-Link?
================================================================================
SafeNet does not currently have an online option management system in place. However, they are investigating the option to have one put in place after the acquisition.
================================================================================

================================================================================
What happens to stock options that are not assumed by SafeNet and converted to SafeNet options?
================================================================================
Stock options that are not assumed by SafeNet and converted to SafeNet options as described above will terminate on the date of the merger. This will include options that are not vested, options that are not "in-the-money" and options that are not held by individuals who are employed by Cylink within 30 days of the merger. (There is an exception for options issued under the Cylink/ARL 1997 Stock Option Plan).
================================================================================

================================================================================
Between now and the Close, can I exercise any of my vested stock options and will there be a period of time when I can't exercise my options (black-out period)?
================================================================================
Employees may continue exercising their options until shortly before the closing date of the acquisition. Cylink may need to implement a brief black-out period a few days prior to the close of the deal in order to assure that options exercised prior to the close are issued correctly, and to transition the Cylink stock option records over to SafeNet. You will be given ample notice of the closing date and the black-out period if one is implemented.
================================================================================

================================================================================
What happens to partial shares of stock and stock options when they are converted to SafeNet stock and options?
================================================================================
For stock, if upon the exchange of Cylink shares for SafeNet shares a Cylink shareholder would be entitled to a fractional share, then instead of receiving such fractional share, the shareholder will receive cash equal to the amount determined by multiplying such fraction by the per share closing price of SafeNet stock on the trading day immediately preceding the closing.

For options, Cylink options that are assumed will be converted into SafeNet options by multiplying the number of shares underlying the Cylink options by the exchange ratio and rounding down to the nearest whole share. Therefore, there will be no options for fractional shares.
================================================================================

================================================================================
Does SafeNet have an Employee Stock Purchase Plan?  If so, what are the limits?
================================================================================
Yes. SafeNet introduced an Employee Stock Purchase Plan in September of 2002. Their plan is similar to ours with six-month purchase periods that run January through June and July through December. Employees can contribute up to 10% of their covered compensation. The purchase price of the common stock is the lower of 85% of the closing price of the stock on the first business day of the semi-annual offering period or 85% of the closing price of the stock on the last business day of the semi-annual offering period.
================================================================================

Additional Information and Where to Find It

Prior to this communication, SafeNet has filed a Registration Statement on Form S-4 with the SEC (the "Registration Statement") in connection with the proposed merger of Cylink with a subsidiary of SafeNet, Inc. (the "Merger"), pursuant to the merger agreement (the "Merger Agreement") between SafeNet and Cylink. The Registration Statement includes a proxy statement of Cylink with respect to its shareholders' vote on the proposed Merger, a proxy statement of SafeNet, Inc. with respect to its shareholders' vote on the proposed Merger and a prospectus of SafeNet with respect to the SafeNet shares to be issued to Cylink's shareholders in the proposed merger (the "Proxy Statement/Prospectus"). Cylink Corporation and SafeNet, Inc. plan to mail the Proxy Statement/Prospectus to their respective shareholders. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully. The Registration Statement and the Proxy Statement/Prospectus contain important information about Cylink, SafeNet, the Merger, the Merger Agreement, the persons soliciting proxies relating to the Merger, their interests in the Merger, and related matters. Investors and security holders may obtain free copies of these documents through the Web site maintained by the SEC at http://www.sec.gov. In addition to the Registration Statement and the Proxy Statement/Prospectus, Cylink and SafeNet file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements, or other information filed by Cylink or SafeNet at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, N.Y., and Chicago, Ill. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Cylink's and SafeNet's filings with the SEC are also available to the public from commercial document-retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.

Participants in Solicitation

Cylink, its directors, executive officers and certain other members of management and employees may be soliciting proxies from Cylink shareholders in favor of the approval of the Merger and related matters. SafeNet, its directors, executive officers and certain other members of management and employees may be soliciting proxies from SafeNet shareholders in favor of the approval of the Merger and related matters. Information concerning the participants in these solicitations is set forth in the Registration Statement and the Proxy Statement/Prospectus and investors are urged to read such Registration Statement and the Proxy Statement/Prospectus.

"Safe Harbor"  Statement under the Private  Securities  Litigation Reform Act of
1995

All statements contained in this communication which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. Examples of such forward looking statements include statements regarding Cylink's and SafeNet's beliefs about the expected benefits of the acquisition and the anticipated synergies between the two companies. All forward-looking statements contained herein are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by the forward-looking statements. These risks and uncertainties include, among other risks, that Cylink will not be effectively integrated into SafeNet's operations and that the expected benefits and synergies of the acquisition will not be achieved, as well as other risks described in SafeNet's and Cylink's Securities and Exchange Commission filings


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